UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23776

HARTFORD SCHRODERS PRIVATE OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Hartford Schroders
Private Opportunities Fund
Annual Report
March 31, 2024

A MESSAGE FROM THE PRESIDENT
Dear Shareholders
Thank you for investing in the Hartford Schroders Private Opportunities Fund. The following is the Fund’s Annual Report that covers the period from July 31, 2023 (commencement of operations), through March 31, 2024.
Market Review
During the 12 months ended March 31, 2024, U.S. stocks, as measured by the S&P 500 Index (the “Index”),1 gained 29.88%. The period covered by this report marked the return of a new bull market for stocks, propelled in large part by a combination of optimism over moderating inflation, the continuing resilience of the U.S. economy, the increasing appetite among investors for stocks in the tech sector, and a strong belief that the Federal Reserve (Fed) is still on track to cut interest rates sometime in 2024.
Equities have come a long way from the 12-month bottom recorded on April 26, 2023, when the Index closed at 4,055.99. By March 28, 2024, near the period’s end, the Index had soared to a record close of 5,254.35. The Dow and Nasdaq indices also hit new record highs during the period as investors sensed that the Fed may have succeeded in achieving the sought-after soft-landing scenario of lower inflation without a recession.
The long bounce-back from the April 2023 bottom came in fits and starts. A short-lived early-summer tech-stock rally was followed by a late-summer slump triggered by rising US Treasury rates. But November 2023 brought a more lasting change in market sentiment as a stream of strong economic data began to bring investors off the sidelines. By December 2023, optimism surged again as the Fed held its federal funds rate steady while publicly hinting at the possibility of up to three rate cuts in 2024.
As markets rallied on hopes of imminent rate cuts, Fed Chair Jerome Powell sought to dampen expectations by emphasizing the Fed’s need for data-driven evidence of progress toward achieving its 2% inflation target. Powell’s remarks in late January 2024 also took a hoped-for March 2024 rate cut off the table. In addition, the months of January and February 2024 saw the release of two consecutive Consumer Price Index (CPI)2 reports showing that inflation had been stickier than expected, with prices for housing, travel, services, and energy staying stubbornly high.
With inflation a continuing concern, some analysts—so-called “no-landing” proponents—were even suggesting that the Fed might not cut rates in 2024 at all. Undeterred, investors continued to place big bets on artificial intelligence by pouring billions into the stocks of the so-called Magnificent Seven (Apple, Alphabet, Amazon, Meta Platforms, Microsoft, Nvidia, and Tesla).
In the aftermath of the Federal Open Market Committee’s March 2024 decision to keep the federal funds rate anchored in the 5.25-5.50% range, Chair Powell appeared to reaffirm the Fed’s intention to begin relaxing its tight-money policy after mid-2024, but with the caveat that incoming economic data would have to continue showing progress in getting to 2% inflation.
In the weeks and months ahead, markets will likely be focused on the timing of the Fed’s expected interest-rate pivot as well as the potential impacts of geopolitical events in the Middle East and a looming U.S. presidential election. With market volatility likely to persist, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in the Hartford Schroders Private Opportunities Fund. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. Indices are unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Consumer Price Index is defined by the Bureau of Labor Statistics as a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Hartford Schroders Private Opportunities Fund
The views expressed in the Fund’s Manager Discussion contained in the Fund Overview section are views of the Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in the Fund’s Manager Discussion reflects the returns of the Fund’s Class A shares, before sales charges. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Hartford Schroders Private Opportunities Fund
 Fund Overview (Consolidated)
 March 31, 2024 (Unaudited)

Inception 07/31/2023 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroders Capital Management (US), Inc.	Investment objective – The Fund seeks to provide long-term capital appreciation.
Comparison of Change in Value of $25,000 Investment (07/31/2023 - 03/31/2024)
The chart above represents the hypothetical growth of a $25,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Cumulative Total Returns
for the Period Ended 03/31/2024
Since Inception[1]
Class A2	6.18%
Class A3	2.47%
Class I2	6.20%
Class SDR[2]	6.20%
MSCI ACWI Index (Net)	11.95%

[1]	Inception: 07/31/2023
[2]	Without sales charge
[3]	Reflects maximum sales charge of 3.50%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when repurchased, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the repurchase or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale of Fund shares on 03/31/2024. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.
You cannot invest directly in an index.
See "Index Definition" for index description.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	4.99%	2.26%
Class I	4.39%	1.66%
Class SDR	4.14%	1.41%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 09/30/2024 unless the Fund’s Board of Trustees approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 03/31/2024.

2

Hartford Schroders Private Opportunities Fund
 Fund Overview (Consolidated) – (continued)
 March 31, 2024 (Unaudited)

The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its sub-sub-adviser is Schroders Capital Management (US) Inc.
Portfolio Managers
Rainer Ender, CFA
Global Head of Private Equity
Nils Rode
Chief Investment Officer
Lee Gardella
Head of Buyout Investments Americas
Tim Creed
Head of Private Equity Investments
Ethan Vogelhut
Head of Buyout Investments Americas
Benjamin Alt
Head of Global Private Equity Portfolios

Manager Discussion
How did the Fund perform during the period?
Class A Shares of the Hartford Schroders Private Opportunities Fund returned 6.18% before sales charges, for the period from July 31, 2023 (the Fund’s commencement of operations) through March 31, 2024, underperforming the MSCI ACWI Index (Net) which returned 11.95% for the same period. The MSCI ACWI Index (Net) does not serve as a benchmark for the Fund and is presented for illustrative purposes only. The index performance shown is not intended to be indicative of the Fund’s investment strategies as the Fund is solely in private equity and only holds a few current positions. The Fund is currently in its investment ramp-up phase and the Fund's cash holdings have been a drag on performance. The outsized cash position will continue until the Fund is fully invested when cash will represent 10 – 20% of the Fund.
Why did the Fund perform this way?
Four investments in the portfolio - Greenbelt Capital Partners Saber LP, Procemsa Build-Up SCSp, TRP Continuation Fund (Genox) LP, and VSC EV3 (Parallel) LP - have been marked up in value primarily due to solid revenue and operating cash flow growth. All investments are performing at or above the portfolio managers’ expectations.
Greenbelt Capital Partners Saber LP has experienced robust revenue and operating income growth since the Fund's investment closed. The company reported earnings before interest, taxes depreciation, and amortization (EBITDA) for the year ended March 31, 2024 that is in-line with investing parameters and is projecting further momentum for the remainder of 2024. The investment was initially marked up in December 2023 due to EBITDA outperformance relative to underwriting and has subsequently been marked up in both February and March 2024 for continued outperformance. In aggregate, our investment in Greenbelt Capital Partners Saber LP has increased 28% since entry.
Procemsa Build-Up SCSp valuation increased ~39% in January 2024 due to several factors. The company completed a highly positive add-on acquisition of the second largest Eastern European vitamins and supplements contract development and manufacturing organization providing further international expansion, increased manufacturing capacity through two additional Poland-based facilities, as well as revenue and cost synergies. In addition, the company signaled strong 2024 guidance for EBITDA growth. Lastly, public comparables traded favorably since entry, driving modest multiple expansion.
TRP Continuation Fund (Genox) LP was re-valued up more than 15% in February 2024 as a result of positive EBITDA developments between the continuation fund reference date of the first quarter 2023 and the closing date of the first quarter 2024, as well as improvements in public comparables during the same period.
Similar to TRP Continuation Fund (Genox LP), VSC EV3 (Parallel) LP was re-valued up ~9% in December 2023 as a result of positive EBITDA development between the continuation fund reference date of the first quarter 2023 and the valuation date of the fourth quarter 2023, as well as public comparables valuation improvements during the same period.
Derivatives were not used in the Fund during the period and, therefore, had no impact on Fund performance.

3

Hartford Schroders Private Opportunities Fund
 Fund Overview (Consolidated) – (continued)
 March 31, 2024 (Unaudited)

What is the outlook as of the end of the period?
Over the coming fiscal year, the Fund expects to add new investments as appropriate opportunities are identified and become available, and the current holdings are expected to continue executing on general partner value creation plans. The portfolio is early in its development and may continue to grow as new investments are added and additional capital becomes available. Although the portfolio managers do not currently expect to make follow-on investments in the existing companies in the portfolio, it is possible that certain investment funds will call on a portion of the unfunded commitments as acquisitions are a key part of the growth strategy. Lastly, the portfolio managers do not currently anticipate exiting any investments in the coming fiscal year as the Fund is in its first full year of operations and the Fund expects to hold most investments for three to six years.
The Fund currently has several investment opportunities in the closing process and more in the active consideration and diligence phase. We believe that current market conditions are favorable for new investments. Today’s private equity environment is considerably different from a few years ago when low interest rates, quantitative easing and yield curve control coincided with fiscal stimulus leading to excess liquidity and multiple expansion. Most of these trends reversed with the onset of inflation and the subsequent response by the U.S. Federal Reserve of raising interest rates. While the rate increases temporarily tightened new private equity investment activity, the transaction market has begun to improve as valuation and interest rate volatility has subsided, as of the end of the reporting period, providing the market with confidence for new investment commitments.
The Fund is primarily focused on the small and middle market buyout segment, which continues to see steady deal flow. We believe that current supply/demand dynamics coupled with slowing fundraising will continue to lead to attractive entry prices and increasing opportunities for co-investments and GP-led secondary investments.
Important Risks
The Fund is a newly organized, non-diversified, closed-end management investment company with limited operating history that may be subject to additional risks. Security prices fluctuate in value depending on general market and economic conditions and the prospect of individual companies. • Private equity investments involve a high degree of business and financial risk that can result in substantial losses. The valuation of private equity investments is complex and is typically based on fair value as determined in good faith by the Fund according to the Fund’s valuation procedures. The Fund’s net asset value could be adversely affected if the Fund’s determination regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon disposal of such investment. • Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. A particular investment may become illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic, and regulatory developments. • Small-cap and Mid-cap securities can have greater risks and volatility than large-cap companies. • Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Because the Fund is non-diversified, it may invest in a smaller number of issuers, and may be more exposed to risks and volatility than a more broadly diversified fund. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Financially material environmental, social and/or governance (ESG) characteristics are one of several factors that may be considered and as a result, the investment process may not work as intended.
Composition by Strategy
as of 03/31/2024
Category	Percentage of Net Assets
Direct Investments
Direct Equity	19.7%
Secondary Direct Equity	14.2
Total	33.9%
Other Assets & Liabilities	66.1
Total	100.0%

4

Hartford Schroders Private Opportunities Fund
Index Definition (Unaudited)

MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across developed markets and emerging markets countries.
Additional Information Regarding MSCI Indices.
Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
5

Hartford Schroders Private Opportunities Fund
Schedule of Investments (Consolidated)
March 31, 2024

Investments †—33.9%	Investment Type	Acquisition Date	Cost	Fair Value
Direct Investments—33.9%
Direct Equity—19.7%
Germany—4.4%
Information Technology—4.4%
Fremman 1 MM Co-investment 7 Rocket SCSp*(1)(2)(3)(4)(5)	Limited Partnership Interest	02/13/2024	$ 951,727	$ 936,131
Luxembourg—4.8%
Information Technology—4.8%
Stirling Square Capital Partners Eagle Co-Investment SCSp*(2)(3)(4)(5)	Limited Partnership Interest	11/13/2023	1,012,232	1,012,622
United States—10.5%
Health Care—3.1%
Resurgens II Co-Invest C LP*(2)(3)(4)(5)	Limited Partnership Interest	11/15/2023	654,762	653,206
Utilities—7.4%
Greenbelt Capital Partners Saber LP*(1)(2)(4)(5)	Limited Partnership Interest	10/25/2023	1,250,000	1,576,587
			3,868,721	4,178,546
Secondary Direct Equity—14.2%
Luxembourg—4.4%
Health Care—4.4%
Procemsa Build-Up SCSp*(1)(2)(3)(4)(5)	Limited Partnership Interest	11/16/2023	702,997	939,994
United States—9.8%
Industrials—9.8%
VSC EV3 (Parallel) LP*(1)(2)(3)(4)(5)	Limited Partnership Interest	12/19/2023	734,376	797,136
TRP Continuation Fund (Genox) LP*(1)(2)(3)(4)(5)	Limited Partnership Interest	02/22/2024	1,095,745	1,263,035
			2,533,118	3,000,165
Total Investments (Cost $6,401,839)				$ 7,178,711
Other Assets and Liabilities – 66.1%				13,969,919
Total Net Assets – 100.0%				$ 21,148,630

*	Non-income producing.
(1)	Investment valued using significant unobservable inputs.
(2)	All or a portion of this security is held through Hartford Funds SPV, LLC, a wholly-owned subsidiary of the Fund (See Note 1).
(3)	Investment has been committed to but has not been fully funded by the Fund.
(4)	Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.
(5)	Restricted security.

† Direct Investments are investments directly (or indirectly through special purpose vehicles) into privately held operating companies. The Fund’s Direct Investments will typically be in the form of co-investments, which involve the Fund acquiring an interest in a single operating company alongside an investment by a private equity firm. Secondary Investments entail acquiring an interest in one or more assets from private equity fund investors and/or direct equity participants through a negotiated transaction in which the private equity majority manager managing the asset remains the same.
The accompanying notes are an integral part of these financial statements.
6

Hartford Schroders Private Opportunities Fund
Schedule of Investments (Consolidated) – (continued)
March 31, 2024

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3
Assets
Direct Investments	$ 5,512,883	$ —	$ —	$ 5,512,883
Total	$ 5,512,883	$ —	$ —	$ 5,512,883
In accordance with Accounting Standards Update (“ASU”) No. 2015-07, Fair Value Measurements (Topic 820): Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent), certain Investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $1,665,828 are excluded from the fair value summary as of March 31, 2024.
	Direct Investments	Total
Beginning balance	$ —	$ —
Purchases	4,734,845	4,734,845
Sales	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/(depreciation)	778,038	778,038
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$ 5,512,883	$ 5,512,883
The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at March 31, 2024 was $778,038.
The accompanying notes are an integral part of these financial statements.
7

Hartford Schroders Private Opportunities Fund
GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
SCSp	Société en Commandite Cpéciale
8

Hartford Schroders Private Opportunities Fund
 Statement of Assets and Liabilities (Consolidated)
March 31, 2024

Assets:
Investments in securities, at market value	$ 7,178,711
Cash	14,269,021
Foreign currency	75
Other assets	18,085
Total assets	21,465,892
Liabilities:
Payables:
To affiliates (("Investment Manager") see Note 6)	13,898
Investment management fees	4,446
Transfer agent fees	13,044
Accounting services fees	48,083
Board of Trustees' fees	20,155
Audit and tax fees	128,171
Pricing fees	56,700
Legal fees	31,080
Accrued expenses	1,685
Total liabilities	317,262
Commitments and contingencies (see Note 10)
Net assets	$ 21,148,630
Summary of Net Assets:
Capital stock and paid-in-capital	$ 20,250,000
Distributable earnings (loss)	898,630
Net assets	21,148,630
Class A: Net asset value per share	$ 10.52
Shares outstanding	100,963
Net Assets	$ 1,061,819
Class I: Net asset value per share	$ 10.49
Shares outstanding	101,253
Net Assets	$ 1,061,983
Class SDR: Net asset value per share	$ 10.49
Shares outstanding	1,813,894
Net Assets	$ 19,024,828
Cost of investments	$ 6,401,839
Cost of foreign currency	$ 75
The accompanying notes are an integral part of these financial statements.
9

Hartford Schroders Private Opportunities Fund
 Statement of Operations (Consolidated)
For the Period July 31, 2023 (commencement of operations) through March 31, 2024

Investment Income:
Interest	$ 487,878
Total investment income, net	487,878
Expenses:
Investment management fees	163,156
Transfer agent fees
Class A	4,048
Class I	4,050
Class SDR	44,181
Distribution fees
Class A	4,755
Custodian fees	750
Registration and filing fees	36,532
Accounting services fees	129,833
Board of Trustees' fees	53,669
Chief Compliance Officer fees	7
Audit and tax fees	132,750
Legal fees	59,093
Pricing fees	56,700
Other expenses	5,932
Total expenses (before waivers and reimbursements)	695,456
Expense reimbursements	(445,967)
Investment management fee waivers	(135,963)
Distribution fee reimbursements	(4,755)
Total waivers and reimbursements	(586,685)
Total expenses	108,771
Net Investment Income (Loss)	379,107
Net Realized Gain (Loss) on Foreign Currency Transactions on:
Other foreign currency transactions	(7,349)
Net Realized Gain (Loss) on Foreign Currency Transactions	(7,349)
Net Changes in Unrealized Appreciation (Depreciation) of:
Investments	776,872
Net Changes in Unrealized Appreciation (Depreciation)	776,872
Net Gain (Loss) on Investments and Foreign Currency Transactions	769,523
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 1,148,630
The accompanying notes are an integral part of these financial statements.
10

Hartford Schroders Private Opportunities Fund
 Statement of Changes in Net Assets (Consolidated)

For the Period Ended March 31, 2024(1)
Operations:
Net investment income (loss)	$ 379,107
Net realized gain (loss) on foreign currency transactions	(7,349)
Net changes in unrealized appreciation (depreciation) of investments	776,872
Net Increase (Decrease) in Net Assets Resulting from Operations	1,148,630
Distributions to Shareholders:
Class A	(9,760)
Class I	(12,701)
Class SDR	(227,539)
Total distributions	(250,000)
Capital Share Transactions:
Sold	20,000,000
Issued on reinvestment of distributions	250,000
Net increase (decrease) from capital share transactions	20,250,000
Net Increase (Decrease) in Net Assets	21,148,630
Net Assets:
Beginning of period	—
End of period	$ 21,148,630

(1)	Commenced operations on July 31, 2023.
The accompanying notes are an integral part of these financial statements.
11

Hartford Schroders Private Opportunities Fund
 Statement of Cash Flows (Consolidated)
For the Period Ended March 31, 2024(1)

Increase (decrease) in cash
Cash flows from operating activities
Net increase in net assets resulting from operations	$ 1,148,630
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of investment securities	$ (6,401,839)
Increase in other assets	(18,085)
Increase in investment management fees payables	4,446
Increase in accounting services fees payables	48,083
Increase in payable to affiliates ("Investment Manager")	13,898
Increase in transfer agent fees payable	13,044
Increase in Board of Trustees' fees payables	20,155
Increase in audit and tax fees payable	128,171
Increase in pricing fees payable	56,700
Increase in legal fees payable	31,080
Increase in accrued expenses	1,685
Net change in unrealized appreciation (depreciation) of investments in securities	(776,872)
Net Cash used for operating activities	$ (5,730,904)
Cash flows from financing activities
Proceeds from shares sold	$ 20,000,000
Net cash provided by financing activities	$ 20,000,000
Net increase in cash and foreign currency	$ 14,269,096
Cash and foreign currency, beginning of period	$ —
Cash and foreign currency, end of period	$ 14,269,096
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$ 250,000
(1) Commenced operations on July 31, 2023.
The accompanying notes are an integral part of these financial statements.
12

Hartford Schroders Private Opportunities Fund
Financial Highlights (Consolidated)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Schroders Private Opportunities Fund(4)
For the Period Ended March 31, 2024
A	$ 10.00	$ 0.27	$ 0.35	$ 0.62	$ (0.10)	$ —	$ (0.10)	$ 10.52	6.18% (5)	$ 1,062	7.67% (6)	1.00% (6)	3.59% (6)	0.00% (7)
I	10.00	0.27	0.35	0.62	(0.13)	—	(0.13)	10.49	6.20 (5)	1,062	6.98 (6)	1.00 (6)	3.59 (6)	0.00 (7)
SDR	10.00	0.26	0.36	0.62	(0.13)	—	(0.13)	10.49	6.20 (5)	19,025	6.26 (6)	1.00 (6)	3.45 (6)	0.00 (7)

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Total return is calculated assuming a hypothetical purchase of beneficial shares on the opening of the first day at the net asset value and a sale on the closing of the last day at the net asset value of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at net asset value at the end of the distribution day.
(3)	Adjustments include waivers and reimbursements, if applicable. (see Expenses in the accompanying Notes to Financial Statements).
(4)	Commenced operations on July 31, 2023.
(5)	Not annualized.
(6)	Annualized. Ratios do not reflect the proportionate share of income and expenses of the underlying Investment Funds.
(7)	Reflects the Fund's portfolio turnover for the period July 31, 2023 through March 31, 2024.
The accompanying notes are an integral part of these financial statements.
13

Hartford Schroders Private Opportunities Fund
 Notes to Financial Statements (Consolidated)
 March 31, 2024

1.	Organization:
Hartford Schroders Private Opportunities Fund (the "Fund") is organized as a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund operates as a closed-end, tender offer fund pursuant to which it may conduct quarterly tender offers for the repurchase of the Fund’s outstanding common shares of beneficial interest at net asset value. The investment objective of the Fund is to seek to provide long-term capital appreciation. The Fund commenced operations on July 31, 2023.
The Fund offers three separate classes of shares: Class A, Class I and Class SDR. Class A Shares, Class I Shares and Class SDR Shares are subject to different fees and expenses. The Fund's prospectus provides description of each share class expenses, sales charges and minimum investments.
The Fund may invest in the shares of one or more wholly owned and controlled Subsidiaries (each, a “Subsidiary”). Investments in a Subsidiary are expected to provide the Fund with exposure to investments within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. However, unlike the Fund, a Subsidiary is not subject to diversification requirements. The Fund is the sole shareholder of each Subsidiary, and shares of a Subsidiary are not sold or offered to other investors.
As of March 31, 2024, there is one active Subsidiary: the Hartford Funds SPV, LLC, registered in Delaware on December 16, 2022. The Schedule of Investments (Consolidated), Statement of Assets and Liabilities (Consolidated), Statement of Operations (Consolidated), Statements of Changes in Net Assets (Consolidated), Statement of Cash Flows (Consolidated) and Financial Highlights (Consolidated) of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of March 31, 2024, total assets of the Fund were $21,465,892, of which $7,178,711 or 33.4% was held in the Hartford Funds SPV, LLC.
The Fund is a non-diversified, closed-end management investment company and applies the specialized accounting and reporting under Accounting Standards Codification ("ASC") Topic 946, “Financial Services – Investment Company.”
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of the Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The Net Asset Value (“NAV”) per share is determined for each class of the Fund’s shares as of the close of business on the last business day of each calendar month, each date that a Share is offered, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). If the New York Stock Exchange (the “Exchange”) is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and repurchase requests and calculate the Fund’s NAV in accordance with applicable law. In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, the Fund will value its investments in Direct Investments, Secondary Investments and Primary Investments (collectively "Investment Funds") at fair value as determined in good faith under the Valuation Procedures (the "Valuation Procedures"). The fair value of such investments as of each Determination Date ordinarily will be the capital account value of the Fund’s interest in such investments as provided by the relevant general partner, managing member or affiliated investment adviser of the Investment Fund (the "Investment Manager") as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Investment Manager’s valuations and the relevant Determination Date.
Certain Investment Funds are valued based on the latest NAV reported by the Investment Manager. This is commonly referred to as using NAV as a practical expedient which allows for estimation of the fair value of a private investment based on NAV or its equivalent if the NAV of the private fund is calculated in a manner consistent with ASC 946.
14

Hartford Schroders Private Opportunities Fund
 Notes to Financial Statements (Consolidated) – (continued)
 March 31, 2024

The Fund is designed to invest primarily in private equity investments of various types for which market quotations are not expected to be readily available. With respect to such investments, the Trust's Board of Trustees (the "Board") has designated Hartford Funds Management Company, LLC (the "Investment Manager" or "HFMC") as its valuation designee to determine the fair valuations of such investments pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Designee"). The Valuation Designee determines the fair value of the security or other instrument under policies and procedures established by and under the supervision of the Board of Trustees of the Fund. The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee (the "Valuation Committee"). The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Fund’s Board of Trustees. The fair value of the Fund’s investments in Investment Funds, determined by the Valuation Committee in accordance with the Valuation Procedures, are estimates. Ordinarily, the fair value of an Investment Fund is based on the net asset value of the Investment Fund reported by its Investment Manager. If the Valuation Committee determines that the most recent net asset value reported by the Investment Manager of the Investment Fund does not represent fair value or if the Investment Manager of the Investment Fund fails to report a net asset value to the Fund, a fair value determination is made by the Valuation Committee in accordance with the Valuation Procedures. In making that determination, the Valuation Committee will consider whether it is appropriate, in light of all relevant circumstances, to value such Investment Fund at the net asset value last reported by its Investment Manager, or whether to adjust such net asset value to reflect a premium or discount (adjusted net asset value). The Valuation Committee uses a variety of methods such as earnings and multiple analysis, discounted cash flow analysis and market data from third party pricing services. The Valuation Committee makes assumptions that are based on market conditions existing at the determination date.
In certain circumstances, the Valuation Committee may determine that cost best approximates the fair value of a particular Investment Fund.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted monthly pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase or request the repurchase of shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange ("Exchange Close"). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, or request the repurchase of shares of the Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Determination Date.
Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Determination Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
15

Hartford Schroders Private Opportunities Fund
 Notes to Financial Statements (Consolidated) – (continued)
 March 31, 2024

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted monthly pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows the Fund's Schedule of Investments.
The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2024:
Asset Class	Valuation Technique	Unobservable Input(1)	Range of Input	Fair Value at March 31, 2024	Weighted Average of Input (2)	Impact to Valuation from an Increase in Input(3)
Direct Investments	Market Comparable Companies	Enterprise value to EBITDA Multiple	11.4x	$1,576,587	N/A	Increase
Direct Investments	Recent Transaction	Recent Transaction Price	N/A	936,131	N/A	N/A
Secondary Investments	Market Comparable Companies	Enterprise value to EBITDA Multiple	9.5x - 16.0x	3,000,165	12.73x	Increase
(1) The Investment Manager considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type, cost and recent purchases or sales of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
(2) Weighted average by the relative Fair Value of the investments in that asset class.
(3) This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date for financial reporting purposes.
The Fund’s primary sources of income are investment income and gains recognized upon distributions from portfolio investments and unrealized appreciation/depreciation in the fair value of its portfolio investments. The Fund generally recognizes investment income and realized gains/losses based on the characterization of distributions provided by the administrator/investment manager of the portfolio investment on the date notice is received. Distributions often occur at irregular intervals, and the exact timing of distributions from the portfolio investments may not be known until notice is received. It is estimated that distributions will occur over the life of the portfolio investments.
16

Hartford Schroders Private Opportunities Fund
 Notes to Financial Statements (Consolidated) – (continued)
 March 31, 2024

Realized gains and losses from the sale of portfolio investments represent the difference between the original cost of the portfolio investments, as adjusted for return of capital distributions (net cost), and the net proceeds received at the time of the sale, disposition or distribution date. The Fund records realized gains and losses on portfolio investments when securities are sold, distributed to the partners or written-off as worthless. The Fund recognizes the difference between the net cost and the estimated fair value of portfolio investments owned as the net change in unrealized appreciation/depreciation on investments in the Consolidated Statement of Operations.
Return of capital distributions received from portfolio investments are accounted for as a reduction to cost.
Interest income, including amortization of premium or discount using the effective interest method and interest on paid-in-kind instruments, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date or the date the Fund becomes aware of the dividend.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.
Idle cash and currency balances may be swept into overnight sweep accounts that earn interest, which are classified as interest income on the Consolidated Statement of Operations.
d)	Taxes – The Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which the Fund invests. The Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Consolidated Statement of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Fund Share Valuation and Dividend Distributions to Shareholders – The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends, if any, from net investment income of the Fund and capital gains of the Fund are normally declared and paid annually. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Investment Funds in whose securities the Fund invests will not pay any dividends, and this, together with the Fund’s relatively high expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Fund is not a suitable investment for any investor who requires regular dividend income.
g)	Basis for Consolidation – The Fund may invest all of its assets in a wholly-owned subsidiary. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments for the Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.
3.	Securities and Other Investments:
a)	Restricted Securities – The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of the Fund's Consolidated Schedule of Investments.
b)	Direct Investments – The Fund's Direct Investments will typically be in the form of co-investments, which involve the Fund acquiring an interest in a single operating company alongside an investment by a private equity firm or other entity and are generally structured such that the co-investors are passive.
17

Hartford Schroders Private Opportunities Fund
 Notes to Financial Statements (Consolidated) – (continued)
 March 31, 2024

Direct Investments are more concentrated than Primary Investments and Secondary Investments of an investor’s interest in an Investment Fund, which usually hold multiple operating companies.
c)	Secondary Investments– Secondary Investments ("secondaries") refer to investments in which one investor acquires another investor's existing interest in a private equity investment through a negotiated transaction in which the private equity manager managing the investment remains the same. In making Secondary Investments, the buyer acquires exposure to one or more existing assets of a private equity fund by either acquiring an interest in a fund created to hold the acquired assets or by acquiring the interests of an existing limited partner of the private equity fund and agreeing to take on future funding obligations in exchange for future returns and distributions. A Secondary Investment that involves acquiring an investor's interests in a private equity fund may be acquired at a discount to an Investment Fund's net asset value. As a result, Secondary Investments acquired at a discount may result in unrealized gains to the Fund at the time the Fund next calculates its monthly net asset value. Because Secondary Investments are generally made after an Investment Fund has deployed capital into portfolio companies, these investments are viewed as more mature and may not exhibit the initial decline in net asset value associated with Primary Investments and may reduce the impact of the J-curve associated with private equity primary fund investing. However, there can be no assurance that any or all Secondary Investments made by the Fund will exhibit this pattern of investment returns, and realization of later gains is dependent upon the performance of each Investment Fund’s portfolio companies.
The market for certain Secondary Investments may be very limited, and the strategies and Investment Funds to which the Fund wishes to allocate capital may not be available for Secondary Investment at any given time. Secondary Investments may be heavily negotiated and may incur additional transaction costs for the Fund. There is a risk that investors exiting an Investment Fund through a secondary transaction may possess superior knowledge regarding the value of their holdings and the portfolio companies of the Investment Fund and the Fund may pay more for a Secondary Investment than it would have if it were also privy to such information.
d)	Primary Investments– Primary Investments ("primaries") refer to interests in newly established Investment Funds. Primary Investments are made during the Investment Fund's fundraising period in the form of capital commitments, which are then periodically called by the fund to finance underlying investments in operating companies during a predefined period. A fund's capital account will typically exhibit a "J-curve," undergoing a modest decline in the early portion of its life cycle as expenses outweigh investment gains, with the trend typically reversing in the later portion of its life cycle as underlying investments mature and are eventually realized. There can be no assurance that any or all Primary Investments made by the Fund will exhibit this pattern of investment returns and the realization of investment gains is dependent upon the performance and disposition of each underlying investment. Primary Investments typically range in duration from ten to twelve years, while underlying investments generally range in duration from three to seven years.
Seasoned primaries are primary fund investments made after an Investment Fund has already invested a certain percentage of its capital commitments (e.g., 25%, at the time of closing). Since the Investment Fund contains investments at the time the Fund invests, the Fund is able to accelerate its capital deployment compared to a typical primary fund investment and the Sub-Advisers are able to assess the attractiveness of the investments in the Investment Fund before making a capital commitment thereby reducing the blind-pool risk associated with a typical primary fund investment that has not made any investments.
Typically, private equity fund sponsors will not launch new funds that have the same focus more frequently than every two to four years. Private equity managers pursuing multiple strategies may offer multiple primary new funds each year, but may not offer new funds within a given geography or that pursue a certain strategy in any particular year. Many new funds offered by top-tier private equity firms may be inaccessible due to high demand and, accordingly, may be unavailable for Primary Investments at any given time. As a result, having well-established relationships with fund sponsors is critically important for primary investors.
4.	Principal Risks:
The Fund’s investment portfolio will consist of Investment Interests that hold securities issued primarily by privately held companies, and operating results for the portfolio companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk, including those relating to the current global pandemic, which can result in substantial losses.
Investment Interests held by the Fund generally involve capital commitments, with the unfunded component called over time. As a result, the Fund may maintain a sizeable cash and cash equivalent position in anticipation of satisfying capital calls from Investment Interests. The overall impact on performance due to holding a portion of the Fund’s assets in cash and cash equivalents could be negative.
Secondary Investments may be acquired based on incomplete or imperfect information, which may expose the Fund to contingent liabilities, counterparty risks, reputational risks and execution risks. Additionally, the absence of a recognized “market” price means that the Fund cannot be assured that it is paying an appropriate purchase price in connection with Secondary Investments.
18

Hartford Schroders Private Opportunities Fund
 Notes to Financial Statements (Consolidated) – (continued)
 March 31, 2024

While the Sub-Advisers will conduct independent due diligence before executing a Direct Investment, the Fund’s ability to realize a profit on Direct Investments will be particularly reliant on the expertise of the lead investor. To the extent that the lead investor assumes control of the operating company, the Fund will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also on the lead investor’s ability to successfully oversee the operations of the operating company. The Fund’s ability to dispose of such investments is typically very limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Fund from selling such investment.
The Fund may invest without limit in illiquid securities. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities, including but not limited to if qualified institutional buyers are unwilling to purchase these securities.
Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. Liquidity risk may impact the Fund’s ability to meet shareholder repurchase requests and as a result, the Fund may be forced to sell securities at inopportune prices.
The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete repurchases, and adversely impact Fund performance. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The effects to public health, business and market conditions resulting from COVID-19 pandemic have had, and may in the future have, a significant negative impact on the performance of certain investments, including exacerbating other pre-existing political, social and economic risks.
Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
In the normal course of its business the Fund holds cash, including foreign currencies, in short-term interest-bearing deposit accounts to provide liquidity pending investment in Investment Funds. At times, the amounts held in these accounts may exceed applicable federally insured limits. The Fund has not experienced any losses in these accounts and does not believe that it is exposed to significant credit risk in these accounts.
5.	Federal Income Taxes:
a)	The Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC") by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ from financial statements and tax purposes primarily because of adjustments related to certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gain may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of the dividend distributions, the fiscal year in which amounts are distributed may differ from the year the income or realized gains (losses) were recorded by the Fund.
19

Hartford Schroders Private Opportunities Fund
 Notes to Financial Statements (Consolidated) – (continued)
 March 31, 2024

c)	Distributions and Components of Distributable Earnings - The Fund's tax year end is September 30 and the tax character of the current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year. As of the Fund's tax year end September 30, 2023, the Fund did not make a distribution.
As of the Fund's tax year end of September 30, 2023, the components of total accumulated earnings (deficit) for the Fund on a tax basis are as follows:

Undistributed Ordinary Income	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
$ 93,277	$ (5,840)	$ —	$ 87,437
d)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period of time. The Fund commenced operations after its fiscal year end, but before the Fund's tax year end of September 30, 2023. At September 30, 2023, the Fund had no capital loss carryover.
e)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at March 31, 2024 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 6,401,839	$ 794,024	$ (17,152)	$ 776,872
6.	Expenses:
a)	Investment Management Agreement – HFMC serves as the Fund’s investment manager. The Fund has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). HFMC has overall investment supervisory responsibility for the Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Schroder Investment Management North America Inc. ("SIMNA") under a sub-advisory agreement and SIMNA has contracted with Schroders Capital Management (US), Inc. (“Schroders Capital” and, collectively with SIMNA, the "Sub-Advisers") under a sub-sub-advisory agreement. The Fund pays a fee to HFMC. HFMC pays a sub-advisory fee to SIMNA out of its management fee. SIMNA pays the sub-sub-advisory fees to Schroders Capital.
The Fund pays a monthly management fee in arrears to HFMC at the annual rate of 1.50% of the average month end value of the Fund's net assets (a portion of which will be waived for the first twelve months following the Fund's commencement of operations). HFMC, not the Fund, pays the sub-advisory fees to SIMNA at the annual rate of 1.00% of the average month end value of the Fund’s net assets (a portion of which will be waived for the first twelve months following the Fund’s commencement of operations). SIMNA, not the Fund or HFMC, pays the sub-sub-advisory fees to Schroders Capital. The sub-sub-advisory fee paid by SIMNA to Schroders Capital is determined at the end of each month based on the internal Schroders Group Transfer Pricing Policy then in effect. HFMC has contractually agreed to waive the Fund’s management fee in the amount of 1.25% for the first twelve months following the Fund’s commencement of operations. For the period ended, March 31, 2024, the Fund has reimbursed the Investment Manager for operating expenses as reflected on the Consolidated Statement of Assets and Liabilities.
b)	Accounting Services Agreement – HFMC provides the Fund with accounting services pursuant to a fund accounting agreement by and between the Fund and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company ("State Street"). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, the Fund pays HFMC a fee. The fund accounting fee for the Fund shall equal the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin.
c)	Operating Expenses – Allocable expenses incurred by the Fund are allocated to each class within the Fund, in proportion of the average monthly net assets of the Fund and classes, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within the Fund. Closing costs associated with the purchase of Direct Investments, Secondary Investments and Primary Investments are included in the cost of the investment. Professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants, and other experts is included in Legal Fees on the Consolidated Statement of Operations. As of March 31, 2024, HFMC has contractually agreed to reimburse expenses to limit total net operating expenses (excluding management fees, Rule 12b-1 distribution and service fees, sub-transfer agency fees payable by Hartford Administrative Services Company (“HASCO”)
20

Hartford Schroders Private Opportunities Fund
 Notes to Financial Statements (Consolidated) – (continued)
 March 31, 2024

to the extent that such sub-transfer agency fees are a component of the transfer agency fee payable by the Fund to HASCO, acquired fund fees and expenses, interest expenses, and certain extraordinary expenses) to no more than 0.75% of the Fund’s average monthly net assets. This contractual arrangement will remain in effect at least until September 30, 2024 unless the Fund’s Board of Trustees approves its earlier termination.
d)	Sales Charges and Distribution and Service Plan for Class A Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of the Fund. The Distributor will also act as agent for the Fund in connection with repurchases of Shares.
For the period ended March 31, 2024, HFD did not receive sales charges for the Fund.
The Board has approved the adoption by the Fund of a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for Class A Shares. Under the Plan, Class A Shares of the Fund bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Total compensation under the Plan may not exceed the maximum cap imposed by FINRA with respect to asset-based sales charges. Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s Shares. Under the Plan, the Fund pays HFD the entire fee, regardless of HFD's expenditures. Even if HFD's actual expenditures exceed the fee payable to HFD at any given time, the Fund will not be obligated to pay more than that fee. If HFD's actual expenditures are less than the fee payable to HFD at any given time, HFD may realize a profit from the arrangement. Pursuant to the Class A Plan, the Fund may pay HFD a fee of up to 0.70% of the average monthly net assets attributable to Class A Shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.
No market currently exists for the Fund's Shares. The Fund's Shares are not listed and the Fund does not currently intend to list its Shares for trading on any securities exchange, and the Fund does not anticipate that any secondary market will develop for its Shares. Neither HFMC nor HFD intends to make a market in the Fund's Shares.
e)	HASCO, an indirect subsidiary of The Hartford, provides transfer agent services to the Fund. The Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to each share class of the Fund plus a target profit margin. Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to UMB Fund Services, Inc. ("UMBFS") (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and UMBFS (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Board of Trustees; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.
Pursuant to a sub-transfer agency agreement between HASCO and UMBFS, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to UMBFS. The Fund does not pay any fee directly to UMBFS; rather, HASCO makes all such payments to UMBFS. The accrued amount shown in the Statement of Operations reflects the amounts charged by HASCO. These fees are accrued and paid monthly.
For the period ended March 31, 2024, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class average monthly net assets is as follows:

Class A	Class I	Class SDR
0.60%	0.60%	0.46%
7.	Affiliate Holdings:
As of March 31, 2024, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of a Class:
	Class A	Class I	Class SDR
	100%	100%	44%

21

Hartford Schroders Private Opportunities Fund
 Notes to Financial Statements (Consolidated) – (continued)
 March 31, 2024

8.	Beneficial Fund Ownership:
As of March 31, 2024, to the knowledge of the Fund, the shareholders listed below beneficially held more than 25% of the shares outstanding of the Fund.

Shareholder	Percentage of Ownership
Schroder US Holdings, Inc	50%
Hartford Funds Management Company, LLC	50%
9.	Investment Transactions:
For the period ended March 31, 2024, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Cost of Purchases Excluding U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
$6,401,839	$6,401,839	$—
10.	Commitments and Contingencies:
As of March 31, 2024, the Fund has $2,589,852 in unfunded commitments to Investment Funds.
11.	Capital Share Transactions:
The Fund offers 3 classes of shares, Class A, Class I, and Class SDR shares on a continuous basis at the NAV per shares. The minimum initial investment for Class A and Class I Shares of the Fund is $25,000, and the minimum subsequent investment for Class A and Class I Shares of the Fund is $10,000. The minimum initial investment for Class SDR Shares of the Fund is $5,000,000, while subsequent investments may be made in any amount. These minimums may be waived for certain investors. Class A Shares are subject to a sales charge of up to 3.50%. Class I Shares and Class SDR Shares of the Fund are not subject to sales charges. Under the Plan, the Fund may charge a distribution and service (12b-1) fee up to a rate of 0.70% of the NAV as of the end of each month of the Fund attributable to Class A shares.
The Shares have no history of public trading, nor is it intended that the Shares will be listed on a public exchange. No secondary market is expected to develop for the Fund's Shares. To provide a limited degree of liquidity to shareholders, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by shareholders. No shareholder has the right to require the Fund to redeem his, her or its Shares.
Beginning no later than the fifth full calendar quarter following the date the Fund commences operations, HFMC intends to recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from shareholders on a quarterly basis. Such repurchases are expected to be offered at the Fund’s net asset value per share as of March 31, June 30, September 30 and December 31 (each, a "Valuation Date"), as applicable. Each repurchase offer will generally commence approximately 75 days prior to the applicable Valuation Date and will remain open for a minimum of 20 business days following the commencement of the offer. It is also expected that HFMC will recommend to the Board, subject to the Board’s discretion, that any such tender offer would be for an amount that is not more than 5% of the Fund's net asset value. There can be no assurance that the Board will accept HFMC's recommendation.
Any repurchase of Shares from a shareholder that were held for less than one year (on a first-in, first-out basis) will be subject to an "Early Repurchase Fee" equal to 2% of the net asset value of any Shares repurchased by the Fund that were held for less than one year. If an Early Repurchase Fee is charged to a shareholder, the amount of such fee will be retained by the Fund.
The following information is for the period ended March 31, 2024:

	For the Period Ended March 31, 2024(1)
	Shares	Amount
Class A
Shares Sold	100,000	$ 1,000,000
Shares Issued for Reinvested Dividends	963	9,760
Net Increase (Decrease)	100,963	1,009,760
22

Hartford Schroders Private Opportunities Fund
 Notes to Financial Statements (Consolidated) – (continued)
 March 31, 2024

	For the Period Ended March 31, 2024(1)
	Shares	Amount
Class I
Shares Sold	100,000	$ 1,000,000
Shares Issued for Reinvested Dividends	1,253	12,701
Net Increase (Decrease)	101,253	1,012,701
Class SDR
Shares Sold	1,791,444	$ 18,000,000
Shares Issued for Reinvested Dividends	22,450	227,539
Net Increase (Decrease)	1,813,894	18,227,539
Total Net Increase (Decrease)	2,016,110	$ 20,250,000

(1)	Commenced operations on July 31, 2023.
12.	Indemnifications:
Under the Fund’s organizational documents, the Fund shall indemnify its officers and trustees to the full extent required or permitted under applicable laws of the State of Delaware and federal securities laws. In addition, the Fund, may enter into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
13.	Subsequent Events:
In connection with the preparation of the financial statements of the Fund as of and for the period ended March 31, 2024, events and transactions subsequent to March 31, 2024, through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure.
Subsequent to March 31, 2024, the Fund purchased 4 Investment Funds and provided $4,494,672 as capital contributions to its private equity investments.
23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and shareholders of Hartford Schroders Private Opportunities Fund

To the Board of Trustees of the Hartford Schroders Private Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities (consolidated), including the schedule of investments (consolidated), of Hartford Schroders Private Opportunities Fund (hereafter referred to as the “Fund”) as of March 31, 2024, and the related statements of operations (consolidated), changes in net assets (consolidated) and cash flows (consolidated), including the related notes, and the financial highlights (consolidated) for the period July 31, 2023 (commencement of operations) through March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the period July 31, 2023 (commencement of operations) through March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the general partners and administrators of the direct and secondary investments. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 30, 2024
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
24

Hartford Schroders Private Opportunities Fund
Trustees and Officers of the Trust (Unaudited)

Hartford Schroders Private Opportunities Fund (the “Fund”) is governed by a Board of Trustees (the “Trustees”). The following tables present certain information regarding the Trustees and officers of the Fund as of March 31, 2024. For more information regarding the Trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-660-3010.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE FUND	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
NON-INTERESTED TRUSTEES
HILARY E. ACKERMANN (1956)	Trustee	Since 2022	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	84	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation (“Vistra”) in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann served as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to December 2022.
ROBIN C. BEERY (1967)	Trustee	Since 2022	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	84	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and has been a member of the Compensation Committee and the Risk Committee since January 2015.
DERRICK D. CEPHAS (1952)	Trustee	Since 2022	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	84	Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust and is a member of the Compensation Committee and Nominating and Governance Committee.
CHRISTINE R. DETRICK (1958)	Trustee and Chair of the Board	Since 2022	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	84	Ms. Detrick currently serves as a Director of Charles River Associates (May 2020 to present); currently serves as a Director of Capital One Financial Corporation (since November 2021); and currently serves as a Director and Chair of Altus Power, Inc. (since December 2021).
25

Hartford Schroders Private Opportunities Fund
Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE FUND	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
JOHN J. GAUTHIER (1961)	Trustee	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008-2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Assurance, LTD, AG (a global provider of property, casualty and specialty insurance and reinsurance solutions).	84	Mr. Gauthier serves as a Director of Reinsurance Group of America, Inc. (from 2018 to present); currently serves as a Director of Hamilton Insurance Group, Ltd, (October 2023 to present); and chairs the Investment Committee and is a member of the Audit and Risk Committees.
ANDREW A. JOHNSON (1962)	Trustee	Since 2022	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	84	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Trustee	Since 2022	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	84	None
DAVID SUNG (1953)	Trustee	Since 2022	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	84	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED TRUSTEE
JAMES E. DAVEY(4) (1964)	Trustee, President and Chief Executive Officer	Trustee since 2022; President and Chief Executive Officer since 2022	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	84	None
AMY N. FURLONG (1979)	Vice President	Since 2022	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of the Trust and resumed her position as Treasurer from January 9, 2023 through September 10, 2023. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
26

Hartford Schroders Private Opportunities Fund
Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE FUND	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2022	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2022	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President, Chief Compliance Officer and AML Compliance Officer	Vice President and Chief Compliance Officer since 2022; AML Compliance Officer since 2022	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
VERNON J. MEYER (1964)	Vice President	Since 2022	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2022	Ms. Pellegrino is Deputy General Counsel for HFMG (since April 2022) and currently serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
ANKIT PURI (1984)	Vice President and Treasurer	Effective September 11, 2023	Effective September 11, 2023, Mr. Puri serves as Vice President and Treasurer of the Company. Prior to joining HFMC in 2023, Mr. Puri was a Fund Accounting Director, Investment Management Services, at SEI Investments (July 2021 through August 2023), an Associate Director, Fund Accounting Policy at The Vanguard Group (September 2020 to June 2021), and served in various positions at Ernst & Young LLP (October 2014 through September 2020).	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2022	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each Trustee is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)	Term of Office: Each Trustee holds an indefinite term until his or her retirement, resignation, removal, or death. Trustees generally must retire no later than December 31 of the year in which the Trustee turns 75 years of age, or the Trustee’s resignation, removal, or death prior to the Trustee’s retirement. Each Fund officer generally serves until his or her resignation, removal or death.
(3)	The portfolios of the “Fund Complex” include the Fund and the operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
(4)	“Interested person,” as defined in the 1940 Act, of the Fund because of the person’s affiliation with, or equity ownership of, Hartford Funds Management Company, LLC (“HFMC” or the “Adviser”), Hartford Funds Distributors, LLC (“HFD”) or affiliated companies.
27

Hartford Schroders Private Opportunities Fund

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-660-3010 and (2) on the SEC’s website at http://www.sec.gov. Amendments to Form N-PX will also require the Fund to make available its proxy voting record on the Fund's website after the Fund's N-PX filing with the SEC, with the first filings subject to the amendments due by the end of August 2024.
The Fund intends to hold a portion of its interests in the Investment Funds in non-voting form when required by law or regulation. Where the Fund anticipates that it would own voting securities of an Investment Fund in an amount that is in excess of amounts permitted by law or regulation, the Fund will typically seek to either purchase non-voting securities of such Investment Fund or to enter into contractual arrangements with such Investment Funds, typically before the initial purchase, which relinquish the right to vote in respect of a portion of those voting securities to the extent required to comply with applicable laws and regulations.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The  Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-660-3010, (2) on the Fund's website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
28

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
Customer Privacy Notice
The Hartford Financial Services Group, Inc. and Affiliates
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
a)	management;
b)	use; and
c)	protection;
of Personal Information.
This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
a)	service your Transactions with us; and
b)	support our business functions.
We may obtain Personal Information from:
a)	You;
b)	your Transactions with us; and
c)	third parties such as a consumer-reporting agency.
Based on the type of product or service You apply for or get from us, Personal Information such as:
a)	your name;
b)	your address;
c)	your income;
d)	your payment; or
e)	your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.
To serve You and service our business, we may share certain Personal Information.
We will share Personal Information, only as allowed by law, with affiliates such as:
a)	our insurance companies;
b)	our employee agents;
c)	our brokerage firms; and
d)	our administrators.
As allowed by law, we may share Personal Financial Information with our affiliates to:
a)	market our products; or
b)	market our services;
to You without providing You with an option to prevent these disclosures.
We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
a)	independent agents;
b)	brokerage firms;
c)	insurance companies;
d)	administrators; and
e)	service providers;
who help us serve You and service our business.
When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a)	taking surveys;
b)	marketing our products or services; or
c)	offering financial products or services under a joint agreement between us and one or more financial institutions.
We, and third parties we partner with, may track some of the pages You visit through the use of:
a)	cookies;
b)	pixel tagging; or
c)	other technologies;
and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.
For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.
We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a)	“opt-out;” or
b)	“opt-in;”
as required by law.
We only disclose Personal Health Information with:
a)	your authorization; or
b)	as otherwise allowed or required by law.
Our employees have access to Personal Information in the course of doing their jobs, such as:
a)	underwriting policies;
b)	paying claims;
c)	developing new products; or
d)	advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)	the confidentiality; and
b)	the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.
Some techniques we use to protect Personal Information include:
a)	secured files;
b)	user authentication;
c)	encryption;
d)	firewall technology; and
e)	the use of detection software.
We are responsible for and must:
a)	identify information to be protected;
b)	provide an adequate level of protection for that data; and
c)	grant access to protected data only to those people who must use it in the performance of their job-related duties.
Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.
We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.
As used in this Privacy Notice:
Application means your request for our product or service.
Personal Financial Information means financial information such as:
a)	credit history;
b)	income;
c)	financial benefits; or
d)	policy or claim information.
Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
a)	your medical records; or
b)	information about your illness, disability or injury.
Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a)	Personal Financial Information; and
b)	Personal Health Information.
Transaction means your business dealings with us, such as:
a)	your Application;
b)	your request for us to pay a claim; and
c)	your request for us to take an action on your account.
You means an individual who has given us Personal Information in conjunction with:
a)	asking about;
b)	applying for; or
c)	obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: HO1-09, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2024), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford (Asia) Limited; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Corporate Underwriters Limited; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Management (UK) Limited; Hartford Productivity Services LLC; Hartford of the Southeast General Agency, Inc.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford Underwriting Agency Limited; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators Management Company, Inc.; Navigators Specialty Insurance Company; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2024

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This report is submitted for the general information of the shareholders of the Hartford Schroders Private Opportunities Fund (the "Fund"). It is not authorized for distribution to persons who are not shareholders of the Fund unless preceded or accompanied by a current prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Fund.
Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the Fund’s prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
The Fund is distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Fund’s investment manager. The Fund is sub-advised by Schroder Investment Management North America Inc. (SIMNA) and sub-sub advised by Schroders Capital Management (US), Inc. (Schroders Capital). HFD and HFMC are not affiliated with SIMNA and Schroders Capital.
MFAR-SPO24    5/24     Printed in the U.S.A.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for the Fund’s first fiscal year ended March 31, 2024 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year were:

$127,200 for the fiscal year ended March 31, 2024.

(b)

Audit Related Fees: The aggregate fees billed for the Fund’s first fiscal year ended March 31, 2024 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$0 for the fiscal year ended March 31, 2024.

(c)

Tax Fees: The aggregate fees billed for the Fund’s first fiscal year ended March 31, 2024 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$3,250 for the fiscal year ended March 31, 2024. Tax-related services are principally in connection with, but not limited to, general tax services, excise tax and Passive Foreign Investment Company (PFIC) analysis.

(d)

All Other Fees: The aggregate fees billed for the Fund’s first fiscal year ended March 31, 2024 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$385 for the fiscal year ended March 31, 2024. These fees were principally in connection with, but not limited to, general audit related products and services and an accounting research tool subscription.

(e)

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following summarizes the pre-approval requirements under the Policy.

1.	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

2.

The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.	The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.

The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

5.

The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)

(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended March 31, 2024, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Fund’s first fiscal year ended March 31, 2024 were:

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant: $3,635 for the fiscal year ended March 31, 2024.

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser was $121,199 for the fiscal year ended March 31, 2024.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board believes that the voting of proxies with respect to securities held by the Fund is an important element of the overall investment process. Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is typically substantially less than that encountered in connection with registered equity securities. Pursuant to the Fund’s Policy Related to Proxy Voting, as approved by the Fund’s Board, HFMC has delegated to the sub-adviser the authority to vote all proxies relating to the Fund’s portfolio securities, subject to oversight by HFMC. The sub-adviser’s exercise of this delegated proxy voting authority on behalf of the Fund is subject to oversight by HFMC. The sub-adviser has a duty to vote or not vote such proxies in the best interests of the Fund and its shareholders, and to avoid the influence of conflicts of interest. In addition, if the sub-adviser requests that HFMC vote a proxy in the Fund because the sub-adviser believes it has a conflict of interest with respect to said proxy, HFMC may vote such securities. HFMC may choose to echo vote, vote in accordance with stated guidelines set forth by a proxy voting service or in accordance with its recommendations, abstain or hire a third-party fiduciary.

The policies and procedures used by the sub-advisers to determine how to vote certain proxies relating to portfolio securities are set forth in Appendix A. However, more complete information should be obtained by reviewing the Fund’s voting records. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is or will be available (1) without charge, upon request, by calling 1-888-660-3010 and (2) on the SEC’s website at www.sec.gov.

The Fund intends to hold a portion of its interests in the Investment Funds in non-voting form when required by law or regulation. Where the Fund anticipates that it would own voting securities of an Investment Fund in an amount that is in excess of amounts permitted by law or regulation, the Fund will typically seek to either purchase non-voting securities of such Investment Fund or to enter into contractual arrangements with such Investment Funds, typically before the initial purchase, which relinquish the right to vote in respect of a portion of those voting securities to the extent required to comply with applicable laws and regulations.

The Fund will file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31st of each year. Form N-PX for the Fund will be available without charge, upon request, by calling toll-free 1-888-660-3010 and on the SEC’s website at www.sec.gov. Amendments to Form N-PX will also require the Fund to make available its proxy voting record on the Fund’s website after the Fund’s N-PX filing with the SEC, with the first filings subject to the amendments due by the end of August 2024.

SUMMARY OF SCHRODERS CAPITAL MANAGEMENT (US), INC. - PROXY VOTING POLICIES AND PROCEDURES

General principles

Schroders Capital Management (US) Inc. (“Schroders Capital Private Equity”) has adopted these Proxy Voting Policies and Procedures to satisfy its fiduciary obligations and the requirements of Rule 206(4)-6 under the Advisers Act.

As an investment manager, Schroders Capital Private Equity is responsible for voting the (private and public) securities held by each investment vehicle (each, a “Fund”) and discretionary mandate client (each, a “Mandate Client,” and together with Funds, “Clients”) that it advises. Schroders Capital Private Equity and its employees (“Employees”) are required to comply with the following policies and procedures with respect to voting such securities.

Underlying funds or portfolio companies of each Client (“Portfolio Funds”) may, from time to time, seek the consent or vote of Clients to, among other things, amend or otherwise waive certain provisions governing the relationship between such Portfolio Fund and the Client. Schroders Capital Private Equity reviews each consent/voting solicitation on a case-by-case basis, considering, among other things, the effect of such consent or vote on the Portfolio Fund and the Client. Schroders Capital Private Equity and/or a Mandate Client’s or Fund’s general partner, will determine to consent or vote, or withhold its consent or vote, in each case after taking into account the relevant facts and circumstances (including both the short- and long-term implications of the proposal) and the best interests of the applicable Client, to include a review of the respective Mandate Client’s investment advisory contract or the respective Fund’s governing documents. The Legal Department should be consulted prior to exercising any such consent or vote on behalf of a Client.

Material conflicts of interest

The above procedures are designed to ensure that consents and votes are handled properly and fiduciary obligations are fulfilled. As Employees are discouraged from engaging in any material business other than providing services to Clients, it is highly unlikely that any specific vote or consent will result in a material conflict of interest between Schroders Capital Private Equity or any Employee and any Client. However, certain conflicts of interest may arise.

In the event an actual or potential conflict of interest arises in connection with the request by a Portfolio Fund to consent or vote for a Client, Schroders Capital Private Equity will attempt to resolve such conflicts in a manner that enables Schroders Capital Private Equity and/or a Mandate Client’s or Fund’s general partner to consent or vote in the best interests of the respective Client. Schroders Capital Private Equity shall determine whether any conflict of interest presented between

Schroders Capital Private Equity and a Client with respect to a Portfolio Fund proposal might be material and, if so, find a reasonable method to avoid or handle such conflict1. If Schroders Capital Private Equity’s Management determines that a conflict of interest is not material, Schroders Capital Private Equity and the respective general partner may vote or consent how they wish, notwithstanding the conflict.

Abstention

Schroders Capital Private Equity and the respective general partner may abstain from consenting or voting to a proposal if Schroders Capital Private Equity or the general partner concludes that the effect on a Client’s economic interests is immaterial or if Schroders Capital Private Equity or the general partner believes the cost of such vote out-weighs the potential benefit for the applicable Client.

Disclosure to Clients

In general, the investment advisory contract or a Mandate Client’s documents and the organizational documents of each Fund contain security voting and consent policies applicable with respect to the Fund. Furthermore, Schroders Capital Private Equity’s Form ADV Part 2 contains the policies and procedures set forth above as well as instructions for how Clients may obtain further information.

1 For example, a method that may be utilized to avoid the conflict is the abstention from voting on the proposal.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Managers”) as of the date of this filing:

Rainer Ender, Global Head of Private Equity at Schroders Capital, has served as a member of the Fund’s Investment Committee since inception. Mr. Ender joined Schroders Capital in 2001.

Nils Rode, Chief Investment Officer of Schroders Capital, has served as a member of the Fund’s Investment Committee since inception. Mr. Rode joined Schroders Capital in 2005.

Lee Gardella, Head of Private Equity North America, has served as a member of the Fund’s Investment Committee since inception. Mr. Gardella joined Schroders Capital in 2007.

Tim Creed, Head of Private Equity Investments at Schroders Capital, has served as a member of the Fund’s Investment Committee since inception. Mr. Creed joined Schroders Capital in 2004.

Benjamin Alt, Head of Global Private Equity Portfolios, has served as a member of the Fund’s Investment Committee since 2024 and as a portfolio manager of the Fund since inception. Mr. Alt joined Schroders Capital in 2008.

Ethan Vogelhut, Head of Buyout Investments Americas, has served as a member of the Fund’s Investment Committee since 2024 and as a portfolio manager of the Fund since inception. Mr. Vogelhut joined Schroders Capital in 2010.

(a)(2)	The following provides information on other accounts managed on a day-to-day basis by the Portfolio Managers listed above as of March 31, 2024:

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Rainer Ender
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	69	$11,795	58	$8,710
Other Accounts	57	$5,012	51	$4,194
Nils Rode
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	63	$9,493	53	$6,968
Other Accounts	57	$5,012	51	$4,194
Lee Gardella
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	63	$9,493	53	$6,968
Other Accounts	57	$5,012	51	$4,194
Tim Creed
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	63	$9,493	53	$6,968
Other Accounts	57	$5,012	51	$4,194
Ethan Vogelhut
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	6	$810	6	$810
Other Accounts	0	$0	0	$0
Benjamin Alt
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	63	$9,493	53	$6,968
Other Accounts	57	$5,012	51	$4,194

CONFLICTS OF INTEREST BETWEEN THE FUND SUB-ADVISED BY SCHRODERS’ PORTFOLIO MANAGERS AND OTHER ACCOUNTS

Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. In addition, some of these accounts managed by the portfolio managers may have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees the Sub-Advisers receive for managing the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take advantage of that opportunity due to an allocation of that opportunity to or across eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Schroders receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between SIMNA and HFMC on behalf of the Fund. Schroders pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended March 31, 2024.

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all employees of Schroders. A limited number of fund managers may also receive awards under a long-term incentive program, aimed at recognizing key talent and sustained performance and potential. In addition, certain employees, typically those in the private markets division of Schroders Capital, may also be eligible to participate in carried-interest sharing arrangements, which further enhance long-term retention and alignment to investment performance. Base salary of the employees of Schroders is determined by reference to the level of responsibility inherent in the role and the skills and experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders reviews base salaries annually, targeting increases at lower earners, for whom fixed compensation comprises a more significant portion of total compensation, as well as employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods), the level of funds under management, and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Nonfinancial performance metrics, including adherence to effective risk management, also form a significant part of the performance assessment process which is considered in determining the individual’s bonus award. Schroders assesses each employee’s performance across three key areas: Business Excellence, Behavioral Excellence and Conduct, taking into account factors such as leadership, contribution to other parts of the business, and identifying those whose behavior exemplifies Schroders’ corporate values of excellence, integrity, teamwork, passion and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroders Funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not engage in securities lending during the fiscal year ended March 31, 2024.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.
(a)(2)

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD SCHRODERS PRIVATE OPPORTUNITIES FUND

Date: June 10, 2024	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 10, 2024	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: June 10, 2024	By:	/s/ Ankit Puri
Ankit Puri
Treasurer
(Principal Financial Officer and Principal Accounting Officer)